UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5003

Blue Chip Value Fund, Inc.

 (Exact name of registrant as specified in charter)

1225 17th Street, 26th Floor, Denver, Colorado 80202
(Address of principal executive offices) (Zip code)

Michael P. Malloy

Drinker Biddle & Reath LLP

One Logan Square

18th & Cherry Streets

Philadelphia, Pennsylvania 19103-6996

 (Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 624-4190

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report to Stockholders June 30, 2007

MANAGED DISTRIBUTION POLICY

     The Blue Chip Value Fund, Inc. (the “Fund”) has a Managed Distribution Policy. This policy is to make quarterly distributions of at least 2.5% of the Fund’s net asset value (“NAV”) to stockholders. This is the quarterly payment that Fund investors elect to receive in cash or reinvest in additional shares through the Fund’s Dividend Reinvestment Plan. The Board of Directors believes this policy creates a predictable level of quarterly cash flow to Fund shareholders.

     The table on the next page sets forth the estimated amounts of the most recent quarterly distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gain; and return of capital.

     You should not necessarily draw any conclusions about the Fund’s investment performance from the amount of the distributions, as summarized in the table on the next page, or from the terms of the Fund’s Managed Distribution Policy.

     The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of the distributions, as summarized in the table on the next page, may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” It is important to note that the Fund’s investment adviser, Denver Investment Advisors LLC, seeks to minimize the amount of net realized capital gains, if consistent with the Fund’s investment objective, to reduce the amount of income taxes incurred by our stockholders. This strategy can lead to greater levels of return of capital being paid out under the Managed Distribution Policy.

     The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

     The Fund’s Managed Distribution Policy may be changed or terminated at the discretion of the Fund’s Board of Directors without prior notice to stockholders. If, for example, the Fund’s total distributions for the year result in taxable return of capital, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the Managed Distribution Policy. It is possible, that the Fund’s market price may decrease if the Managed Distribution Policy is terminated. At this time, the Board has no intention of making any changes or terminate the Managed Distribution Policy.

SOURCES OF DISTRIBUTIONS
	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.0032	2.13%	$0.0072	2.48%
Net Realized Short Term Capital Gains	$0.0188	12.53%	$0.0474	16.35%
Net Realized Long Term Capital Gains	$0.0967	64.47%	$0.1261	43.48%
Return of Capital	$0.0313	20.87%	$0.1093	37.69%
Total (per common share)	$0.1500	100%	$0.2900	100%

Average annual total return (in relation to NAV) for the 5 years
ending June 30, 2007				10.15%
Annualized current distribution rate expressed as a percentage
of NAV as of June 30, 2007				9.68%
Cumulative total return (in relation to NAV) for the fiscal year
through June 30, 2007				7.11%
Cumulative fiscal year distributions as a percentage
of NAV as of June 30, 2007				4.84%

     The Investment Adviser’s Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

INVESTMENT ADVISER’S COMMENTARY

Dear Fellow Stockholders:	August 16, 2007

     Your Blue Chip Value Fund Semi-Annual Report has a new format. Inside the front cover of this report, there is a detailed explanation of our managed distribution policy and the estimated sources of your quarterly distributions. We believe it is critical that all shareholders understand our “managed distribution” policy. This is the policy your Board of Directors has approved which results in your receiving quarterly payouts of 2.5% of the Fund’s net asset value.

     Turning now to the portfolio, for the six-month period ended June 30, 2007, the Blue Chip Value Fund’s net asset value gained 7.11% compared to 6.96% for its benchmark the S&P 500 Index and 7.33% for its peer group the Lipper Large-Cap Core Index. After a difficult first quarter, the Fund delivered a strong second-quarter performance.

     The Fund maintained its strategy of investing in companies we believe have attractive fundamentals for growth and improving returns on capital, where the value of the free cash flows generated by the business is not currently recognized by the market. We continued to employ fundamental research with a combination of quantitative screening and fundamental valuation tools to identify companies we believe have improved chances of outperforming their peers.

     The Fund’s first-quarter weakness was driven entirely by the direct and indirect effects of the ‘sub-prime’ fallout among financial stocks. While our interest rate-sensitive holdings performed in-line during the second quarter, they remained the largest detractor from the Fund’s performance for the six-month period. Specifically, our holdings in Countrywide Financial, one of the largest national mortgage lenders, and Washington Mutual, a large, national thrift, have some sub-prime exposure, which threatened to cause near-term disruption to their otherwise strong free cash flow and outlooks. Freddie Mac, a government sponsored housing entity that helps create orderly mortgage markets, has relatively modest sub-prime exposure; nonetheless, our holdings declined on concerns of broader effects on housing. As we write this letter, we are beginning to see signs that the sub-prime ‘disruption’ may result in more rational lending and in better pricing of credit risk, which we believe should result in an improved outlook for Freddie Mac over the next 12 months. In addition, our holdings in investment banks Morgan Stanley and Merrill Lynch showed weakness on concerns of profitability disruptions from difficult mortgage trading. These concerns proved overstated, and both companies continue to report strong cash flow growth.

     Relative to the S&P 500 Index, the Fund held an overweight position in the interest rate-sensitive group during the period. We believe these companies have very attractive absolute valuations, coupled with dividend yields above 2.5% and defensive characteristics for the portfolio in certain market environments. We believe that the sub-prime issues are contained and will not materially disrupt some otherwise positive financial market characteristics.

     During the period, energy was the strongest performing sector in both the market and the Fund. Exceptional Fund holdings in this group included Transocean Inc. (a leading offshore drill rig company), which surged 31% during the period. Concerns about oil supplies continued to lead to new multi-year contracts for drill rig usage at attractive prices. Our investment thesis for Transocean was based in part on our belief that these strong levels of drilling activity and rates will persist further into the future, an opportunity the market is just beginning to recognize. Marathon Oil Corp (integrated exploration, production and refining) gained more than 30%. Marathon benefited from strong refining spreads in the first half. We continue to see value as the growing cash flows from the company’s exploration and production portfolio become more evident.

     Following up on themes we have discussed in recent reports, both the communications and technology sectors outperformed the overall market for the six-month period. In both sectors, our stock selection added value. Our positions in Nokia, a wireless equipment provider, and Verisign, an internet security software company, were both portfolio leaders. Nokia continued to take market share in the global handset market, and is doing so at better-than-expected profitability levels. Verisign had experienced some management turmoil surrounding the handling of stock options and related financial reporting. With these issues resolved, the focus returned to Verisign’s core business, which renewed its major contract on better terms than expected and where underlying growth appears to remain strong. We expect the new management team to be more focused on the core business (and less on acquisitions), which we believe will drive further value creation for shareholders. As a specific example, the company’s board of directors has authorized a $1 billion stock buyback as a vote of confidence in future cash flows and the value of the company.

     As this letter is being written, the stock market is going through a meaningful correction. The major causes of the sell-off appear to come from the problems with low quality mortgages and the highly leveraged hedge funds. We believe the Federal Reserve Bank, the US Treasury and large US financial institutions will deal with these problems successfully in the weeks ahead as they have with financial problems in the past. We also believe that we have a well diversified portfolio of “blue chip” companies which should help us to weather this current financial storm.

     We continue to remain confident about the long term future of the US stock market and the Blue Chip Value Fund portfolio. Thank you for your commitment to the Fund.

Sincerely,

Todger Anderson, CFA
President, Blue Chip Value Fund, Inc.
Chairman, Denver Investment Advisors LLC

Sector Diversification in Comparison to S&P 500 as of June 30, 2007*

	Fund	S&P 500
Basic Materials	1.5%	2.8%
Capital Goods	9.7%	9.2%
Commercial Services	3.8%	2.4%
Communications	6.7%	7.4%
Consumer Cyclical	9.8%	12.2%
Consumer Staples	6.3%	8.9%
Energy	8.5%	10.3%
Financials	23.7%	19.0%
Medical/Healthcare	15.7%	11.0%
REITs	0.0%	1.1%
Technology	10.6%	10.5%
Transportation	1.8%	1.7%
Utilities	1.6%	3.5%
Short-Term Investments	0.3%	0.0%
*Sector diversification percentages are based on the Fund’s total investments at market value.
Sector diversification is subject to change and may not be representative of future investments.

Average Annual Total Returns as of June 30, 2007

Return	3 Mos.	YTD	1-Year	3-Year	5-Year	10-Year
Blue Chip Value Fund – NAV	7.48%	7.11%	19.97%	12.57%	10.15%	7.06%
Blue Chip Value Fund –
Market Price	4.49%	6.07%	20.09%	7.57%	10.40%	7.65%
S&P 500 Index	6.28%	6.96%	20.59%	11.68%	10.71%	7.13%
Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total return shown above does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

Please Note: Performance calculations are as of the end of December each year and the current period end. Past performance is not indicative of future results. This chart assumes an investment of $10,000 on 1/1/97. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Please see Average Annual Total Return information on page 6.

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.
[1]	Reflects the actual market price of one share as it has traded on the NYSE.
[2]	Reflects the actual NAV of one share.
[3]	The graph above includes the distribution totals since January 1, 1997, which equals $8.93 per share. For the six months ended June 30, 2007 only one distribution has been paid. The NAV Per Share is reduced by the amount of the distribution on the ex-dividend date. The sources of these distributions are as follows:
Year	Net Investment Income	Capital Gains	Return of Capital	Total Amount of Distribution

1997	$0.1000	$1.4700	$0.0000	$1.57
1998	$0.0541	$1.0759	$0.0000	$1.13
1999	$0.0335	$1.6465	$0.0000	$1.68
2000	$0.0530	$0.8370	$0.0000	$0.89
2001	$0.0412	$0.3625	$0.3363	$0.74
2002	$0.0351	$0.0000	$0.5249	$0.56
2003	$0.0136	$0.0000	$0.4964	$0.51
2004	$0.0283	$0.5317	$0.0000	$0.56
2005	$0.0150	$0.1128	$0.4422	$0.57
2006	$0.0182	$0.1260	$0.4358	$0.58
1Q 2007 (estimated)	$0.0040	$0.0580	$0.0780	$0.14
Totals	$0.3960	$6.2204	$2.3136	$8.93
% of Total
Distribution	4.43%	69.66%	25.91%	100.00%

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund’s Dividend Reinvestment and Cash Purchase Plan offers stockholders the opportunity to reinvest dividends and capital gain distributions in additional shares of the Fund. A stockholder may also make additional cash investments under the Plan. There is no service charge for participation.

     Participating stockholders will receive additional shares issued at a price equal to the net asset value per share as of the close of the New York Stock Exchange on the record date (“Net Asset Value”), unless at such time the Net Asset Value is higher than the market price of the Fund’s common stock, plus brokerage commission. In this case, the Fund will attempt, generally over the next 10 business days (the “Trading Period”), to acquire shares of the Fund’s common stock in the open market at a price plus brokerage commission which is less than the Net Asset Value. In the event that prior to the time such acquisition is completed, the market price of such common stock plus commission equals or exceeds the Net Asset Value, or in the event that such market purchases are unable to be completed by the end of the Trading Period, then the balance of the distribution shall be completed by issuing additional shares at Net Asset Value.

     Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) by check or money order (or by wire for a $10 fee) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value plus brokerage commission (without regard to net asset value) per share.

     A stockholder owning a minimum of 50 shares may join the Plan by sending an Enrollment Form to the Plan Agent at BNY Mellon Shareowner Services, 480 Washington Blvd., Jersey City, NJ 07310.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions, even though the stockholder does not receive the cash. Participants must own at least 50 shares at all times.

     A stockholder may elect to withdraw from the Plan at any time on 15-days’ prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin in the future.

     The Fund may amend the Plan at any time upon 30-days prior notice to participants.

     Additional information about the Plan may be obtained from Blue Chip Value Fund, Inc. by writing to 1225 17th Street, 26th Floor, Denver, CO 80202, by telephone at (800) 624-4190 or by visiting us at www.blu.com.

     If your shares are registered with a broker, you may still be able to participate in the Fund’s Dividend Reinvestment Plan. Please contact your broker about how to participate and to inquire if there are any fees which may be charged by the broker to your account.

BLUE CHIP VALUE FUND BOARD CONSIDERATIONS RELATING TO THE ADVISORY CONTRACT RENEWAL

     The Board of Directors of the Fund determined on February 7, 2007 to renew the Advisory Agreement with DenverIA (the “Agreement”). Prior to making its determination, the Board received detailed information from DenverIA, including, among other things, information provided by Lipper, Inc. (“Lipper”) comparing the performance, advisory fee and other expenses of the Fund to that of a relevant peer group identified by Lipper, a Lipper report on investment management profitability and information responsive to requests by the Fund’s independent counsel for certain information to assist the Board in its considerations, including DenverIA’s Form ADV. In addition, the Board reviewed a memorandum from its independent counsel detailing the Board’s duties and responsibilities in considering renewal of the Agreement.

     In reaching its decision to renew the Agreement, the Board, including a majority of the Directors who are not interested persons under the Investment Company Act of 1940 (the “Independent Directors”), considered, among other things: (i) the nature, extent and quality of DenverIA’s services provided to the Fund, DenverIA’s compliance culture and resources committed to its compliance program; (ii) the experience and qualifications of the portfolio management team; (iii) DenverIA’s investment philosophy and process; (iv) DenverIA’s assets under management and client descriptions; (v) DenverIA’s reports on brokerage and research paid with Fund commissions; (vi) current advisory fee arrangement with the Fund and DenverIA’s other similarly managed mutual fund client, noting that DenverIA did not provide advisory fee information on its other separate account clients, because those clients are not managed similarly to the Fund’s large cap value style; (vii) Lipper information comparing the Fund’s performance, advisory fee, DenverIA’s co-administration fee and the Fund’s expense ratio to that of comparable funds and information provided by DenverIA on the Fund’s performance in relation to its benchmark index; (viii) DenverIA’s financial statements, Form ADV, profitability analysis related to providing advisory and administrative services to the Fund and Lipper report on investment management profitability; (ix) the level of DenverIA’s insurance coverage; (x) compensation and possible benefits to DenverIA and its affiliates arising from their advisory, administrative and other relationships with the Fund; and (xi) the extent to which economies of scale are relevant to the Fund.

     During the course of its deliberations, the Board, including a majority of Independent Directors, reached the following conclusions, among others, regarding DenverIA and the Agreement: that DenverIA had the capabilities, resources and personnel necessary to manage the Fund; that the performance of the Fund over the last 1, 3 and 5 year periods, the time period over which the current portfolio management team has been in place, was competitive with that of its Lipper peer group and benchmark index; the advisory fee is competitive with that of its Lipper peer group, consistent with DenverIA’s other similarly managed mutual fund client and is fair and reasonable; that the combined advisory and co-administration fee payable to DenverIA is also competitive with that of its Lipper peer group; the Fund’s expense ratio is favorable compared to the Lipper peer group averages, and the expected profit to DenverIA for advisory and administrative services seemed reasonable based on the data Denver IA provided and the Lipper report on investment management profitability; that the benefits derived by DenverIA from managing the Fund, including how DenverIA uses Fund commissions to pay for brokerage and research services, and the ways in which it conducts portfolio transactions for the Fund and selects brokers are reasonable; and that the breakpoints in the advisory and administrative fees payable to DenverIA allow shareholders to benefit from economies of scale as the Fund’s asset level increases, noting that the asset level breakpoints have been reached under the agreements.

     Based on the factors considered, the Board, including a majority of the Independent Directors, concluded that it was appropriate to renew the Agreement.

OTHER IMPORTANT INFORMATION

How to Obtain a Copy of the Fund’s Proxy Voting Policies and Records

     A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the Fund’s Form N-CSR which is available on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

     Information regarding how the Fund’s investment adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available, (1) without charge, upon request by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the SEC website at www.sec.gov.

Quarterly Portfolio Holdings

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year is available on the Fund’s website at www.blu.com.

Send Us Your E-mail Address

     If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
June 30, 2007 (Unaudited)
			Market
	Shares	Cost	Value
COMMON STOCKS – 108.43%
BASIC MATERIALS – 1.64%
Forestry & Paper – 1.64%
Ball Corp.	52,040	$2,818,630	$2,766,967

TOTAL BASIC MATERIALS		2,818,630	2,766,967

CAPITAL GOODS – 10.54%
Aerospace & Defense – 4.54%
General Dynamics Corp.	54,300	2,889,696	4,247,346
Raytheon Co.	63,500	2,386,783	3,422,015
		5,276,479	7,669,361
Farm Equipment – 1.94%
CNH Global N.V. (Netherlands)	64,200	2,491,878	3,279,978

Industrial Products – 4.06%
ITT Corp.	35,300	1,805,257	2,410,284
Parker Hannifin Corp.	45,500	3,216,607	4,454,905
		5,021,864	6,865,189
TOTAL CAPITAL GOODS		12,790,221	17,814,528

COMMERCIAL SERVICES – 4.11%
IT Services – 1.17%
Computer Sciences Corp.**	33,350	1,572,456	1,972,653

Transaction Processing – 2.94%
First Data Corp.	92,900	2,043,511	3,035,043
The Western Union Co.	92,900	1,712,279	1,935,107
		3,755,790	4,970,150
TOTAL COMMERCIAL SERVICES		5,328,246	6,942,803

COMMUNICATIONS – 7.28%
Networking – 3.16%
Cisco Systems Inc.**	192,100	4,851,203	5,349,985

Telecomm Equipment & Solutions – 4.12%
Nokia Corp. (ADR) (Finland)	83,430	1,314,050	2,345,217
QUALCOMM Inc.	106,300	4,525,897	4,612,357
		5,839,947	6,957,574
TOTAL COMMUNICATIONS		10,691,150	12,307,559

CONSUMER CYCLICAL – 10.64%
Clothing & Accessories – 2.58%
TJX Companies Inc.	158,600	3,759,240	4,361,500

			Market
	Shares	Cost	Value
Department Stores – 1.85%
J.C. Penney Co. Inc.	43,300	$2,862,997	$3,134,054

Hotels & Gaming – 2.21%
Starwood Hotels & Resorts Worldwide Inc.	55,700	2,165,453	3,735,799

Publishing & Media – 2.03%
Walt Disney Co.	100,500	2,515,423	3,431,070

Restaurants – 1.97%
Darden Restaurants Inc.	75,540	1,982,869	3,323,005

TOTAL CONSUMER CYCLICAL		13,285,982	17,985,428

CONSUMER STAPLES – 6.86%
Consumer Products – 2.75%
Colgate Palmolive Co.	71,800	4,090,497	4,656,230

Food & Agricultural Products – 4.11%
Bunge Ltd.	60,500	2,758,347	5,112,250
Campbell Soup Co.	47,100	1,444,781	1,827,951
		4,203,128	6,940,201
TOTAL CONSUMER STAPLES		8,293,625	11,596,431

ENERGY – 9.20%
Exploration & Production – 4.32%
Occidental Petroleum Corp.	63,880	1,811,581	3,697,374
XTO Energy Inc.	60,030	1,833,661	3,607,803
		3,645,242	7,305,177
Integrated Oils – 2.10%
Marathon Oil Corp.	59,200	1,199,325	3,549,632

Oil Services – 2.78%
Transocean Inc.**	44,400	1,699,961	4,705,512

TOTAL ENERGY		6,544,528	15,560,321

INTEREST RATE SENSITIVE – 25.83%
Integrated Financial Services – 2.85%
Citigroup Inc.	94,100	4,215,956	4,826,389

Money Center Banks – 1.04%
Bank of America Corp.	35,800	1,680,052	1,750,262

Property Casualty Insurance – 8.14%
ACE Ltd. (Cayman Islands)	59,500	3,289,055	3,719,940
American International Group Inc.	67,800	4,364,008	4,748,034
MBIA Inc.	52,590	3,139,392	3,272,150
MGIC Investment Corp.	35,500	2,097,430	2,018,530
		12,889,885	13,758,654
Regional Banks – 2.70%
The Bank of New York Co. Inc.	42,800	1,512,282	1,773,632
Wachovia Corp.	54,600	2,810,094	2,798,250
		4,322,376	4,571,882

			Market
	Shares	Cost	Value
Securities & Asset Management – 5.67%
INVESCO PLC (ADR) (Great Britain)	116,100	$2,836,125	$3,001,185
Merrill Lynch & Co. Inc.	25,000	1,364,472	2,089,500
Morgan Stanley & Co.	22,000	1,162,571	1,845,360
State Street Corp.	38,600	2,551,766	2,640,240
		7,914,934	9,576,285
Specialty Finance – 3.57%
Countrywide Financial Corp.	74,100	2,642,137	2,693,535
Freddie Mac	55,100	3,523,485	3,344,570
		6,165,622	6,038,105
Thrifts – 1.86%
Washington Mutual Inc.	73,600	2,947,280	3,138,304
TOTAL INTEREST RATE SENSITIVE		40,136,105	43,659,881

MEDICAL - HEALTHCARE – 17.12%
Medical Technology – 5.81%
Medtronic Inc.	96,500	4,752,346	5,004,490
Zimmer Holdings Inc.**	56,700	3,892,049	4,813,263
		8,644,395	9,817,753
Pharmaceuticals – 11.31%
Abbott Laboratories	126,200	5,377,135	6,758,010
Amgen Inc.**	67,200	3,960,607	3,715,488
Barr Pharmaceuticals Inc.**	33,500	1,556,294	1,682,705
Teva Pharmaceutical Industries Ltd. (ADR)
(Israel)	168,800	4,578,345	6,963,000
		15,472,381	19,119,203
TOTAL MEDICAL - HEALTHCARE		24,116,776	28,936,956

TECHNOLOGY – 11.54%
Computer Software – 3.92%
Microsoft Corp.	122,900	3,268,719	3,621,863
VeriSign Inc.**	94,800	2,161,432	3,008,004
		5,430,151	6,629,867
PC’s & Servers – 3.10%
International Business Machines Corp.	49,800	4,015,749	5,241,450

Semiconductors – 4.52%
Altera Corp.	147,000	2,832,663	3,253,110
Intel Corp.	184,200	3,621,541	4,376,592
		6,454,204	7,629,702
TOTAL TECHNOLOGY		15,900,104	19,501,019

TRANSPORTATION – 1.99%
Railroads – 1.99%
Norfolk Southern Corp.	64,100	2,271,848	3,369,737

TOTAL TRANSPORTATION		2,271,848	3,369,737

			Market
	Shares	Cost	Value
UTILITIES – 1.68%
Regulated Electric – 1.68%
PPL Corp.	60,850	$2,801,410	$2,847,171

TOTAL UTILITIES		2,801,410	2,847,171
TOTAL COMMON STOCKS		144,978,625	183,288,801

SHORT TERM INVESTMENTS – 0.36%
Goldman Sachs Financial Square Prime
Obligations Fund - FST Shares	602,791	602,791	602,791

TOTAL SHORT TERM INVESTMENTS		602,791	602,791

TOTAL INVESTMENTS	108.79%	$145,581,416	$183,891,592
Liabilities in Excess of Other Assets	(8.79%)		(14,857,857)
NET ASSETS	100.00%		$169,033,735

**Non-Income Producing Security
ADR – American Depositary Receipt

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

COUNTRY BREAKDOWN
As of June 30, 2007 (Unaudited)

	Market
Country	Value	%
United States	$163,979,481	97.01%
Israel	6,963,000	4.11%
Cayman Islands	3,719,940	2.20%
Netherlands	3,279,978	1.94%
United Kingdom	3,001,185	1.78%
Finland	2,345,217	1.39%
Short Term Investments	602,791	0.36%
Total Investments	$183,891,592	108.79%
Liabilities in Excess of Other Assets	(14,857,857)	(8.79%)
Net Assets	$169,033,735	100.00%

Please note the country classification is based on the company headquarters. All of the Fund’s investments are traded on U.S. exchanges.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (Unaudited)

ASSETS
Investments at market value (identified cost $145,581,416)	$183,891,592
Dividends receivable	100,959
Interest receivable	1,581
Other assets	15,615
TOTAL ASSETS	184,009,747

LIABILITIES
Loan payable to bank (Note 4)	14,450,000
Interest due on loan payable to bank	74,628
Payable for investment securities purchased	286,568
Advisory fee payable	85,006
Administration fee payable	9,976
Accrued Compliance Officer fees	2,958
Accrued expenses and other liabilities	66,876
TOTAL LIABILITIES	14,976,012
NET ASSETS	$169,033,735

COMPOSITION OF NET ASSETS
Capital stock, at par	$282,324
Paid-in-capital	129,841,670
Undistributed net investment income	90,616
Accumulated net realized gain	4,334,246
Net unrealized appreciation on investments	38,310,176
Undesignated distributions (Note 1)	(3,825,297)
NET ASSETS	$169,033,735

SHARES OF COMMON STOCK OUTSTANDING
(100,000,000 shares authorized at $0.01 par value)	28,232,357

Net asset value per share	$5.99

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2007 (Unaudited)

INCOME
Dividends (net of foreign withholding taxes
of $17,889)	$1,289,340
Interest	12,115
TOTAL INCOME		$1,301.455

EXPENSES
Investment advisory fee (Note 3)	483,132
Administrative services fee (Note 3)	51,617
Interest on outstanding loan payable to bank	346,017
Stockholder reporting	51,240
Legal fees	47,557
Directors’ fees	34,643
Transfer agent fees	31,739
Audit and tax preparation fees	13,701
NYSE listing fees	13,285
Chief Compliance Officer fees	10,250
Insurance and fidelity bond	7,435
Custodian fees	4,760
Other	2,401
TOTAL EXPENSES		1,097,777
NET INVESTMENT INCOME		203,678
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments		5,105,636
Change in net unrealized appreciation/
depreciation of investments		5,798,663
NET GAIN ON INVESTMENTS		10,904,299
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$11,107,977

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC

STATEMENTS OF CHANGES IN NET ASSETS
	For the
	Six Months	For the
	Ended	Year Ended
	June 30,	December 31,
	2007*	2006

Increase/(decrease) in net assets
from operations:
Net investment income	$203,678	$511,118
Net realized gain from securities transactions	5,105,636	4,058,061
Change in net unrealized appreciation
of investments	5,798,663	14,782,873
	11,107,977	19,352,052

Decrease in net assets from distributions
to stockholders from:
Net investment income	(113,062)	(511,118)
Net realized gain on investments	—	(3,514,240)
Return of capital	—	(12,139,609)
Undesignated (Note 1)	(3,825,297)	—
	(3,938,359)	(16,164,967)

Increase in net assets from common
stock transactions:
Net asset value of common stock issued to
stockholders from reinvestment of dividends
(210,253 and 398,849 shares issued, respectively)	1,200,761	2,267,911
	1,200,761	2,267,911

NET INCREASE IN NET ASSETS	8,370,379	5,454,996

NET ASSETS
Beginning of year	160,663,356	155,208,360
End of year (including undistributed net
investment income of $90,616 and $0,
respectively)	$169,033,735	$160,663,356

*Unaudited.

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2007 (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets from operations	$11,107,977
Adjustments to reconcile net increase in net
assets from operations to net cash provided
by operating activities:
Purchase of investment securities	(31,534,450)
Proceeds from disposition of
investment securities	31,760,657
Net proceeds from disposition of
short-term investment securities	(295,631)
Proceeds from class-action
litigation settlements	213,778
Net realized gain from securities investments	(5,105,636)
Net change in unrealized appreciation
on investments	(5,798,663)
Decrease in dividends and interest receivable	115,681
Increase in other assets	(4,800)
Increase in payable for securities purchased	286,568
Increase in advisory fee payable	876
Decrease in administrative fee payable	(136)
Decrease in accrued Compliance Officer fees	(2,292)
Increase in other accrued expenses and payables	26,985
Net cash provided by operating activities	770,914

Cash Flows from Financing Activities
Proceeds from bank borrowing	11,170,000
Repayment of bank borrowing	(5,000,000)
Cash distributions paid	(6,940,914)
Net cash used in financing activities	(770,914)

Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,200,761.

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
For the
Six Months
Ended
Per Share Data	June 30,
(for a share outstanding throughout each period)	2007(1)
Net asset value – beginning of period	$5.73
Investment operations(2)
Net investment income	0.01
Net gain (loss) on investments	0.39
Total from investment operations	0.40
Distributions
From net investment income	(0.00)(3)
From net realized gains on investments	—
Return of capital	—
Undesignated	(0.14)
Total distributions	(0.14)
Capital Share Transactions
Dilutive effects of rights offerings	—
Offering costs charged to paid in capital	—
Total capital share transactions	—
Net asset value, end of period	$5.99
Per share market value, end of period	$6.17

Total investment return(4) based on:
Market Value	6.1%(5)
Net Asset Value	7.1%(5)
Ratios/Supplemental data:
Ratio of total expenses to average net assets(6)	1.34%*
Ratio of net investment income to average net assets	0.25%*
Ratio of total distributions to average net assets	2.39%(8)
Portfolio turnover rate (7)	17.90%
Net assets – end of period (in thousands)	$169,034

See accompanying notes to financial statements.

*	Annualized.
(1)	Unaudited.
(2)	Per share amounts calculated based on average shares outstanding during the period.
(3)	Amount less than $.005 per share.
(4)	Total investment return is calculated assuming a purchase of common stock on the opening periods where there is an increase in the discount or a decrease in the premium of the market value to distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease

For the year ended December 31,
2006	2005	2004	2003	2002
$5.62	$5.76	$5.58	$4.85	$6.94

0.02	0.01	0.03	0.01	0.04
0.67	0.42	0.71	1.23	(1.40)
0.69	0.43	0.74	1.24	(1.36)

(0.02)	(0.02)	(0.03)	(0.01)	(0.04)
(0.13)	(0.11)	(0.53)	—	—
(0.43)	(0.44)	—	(0.50)	(0.52)
—	—	—	—	—
(0.58)	(0.57)	(0.56)	(0.51)	(0.56)

—	—	—	—	(0.16)
—	—	—	—	(0.01)
—	—	—	—	(0.17)
$5.73	$5.62	$5.76	$5.58	$4.85
$5.96	$6.31	$6.68	$6.14	$4.59

4.6%	3.7%	19.2%	46.9%	(32.2%)
12.9%	7.1%	13.1%	26.4%	(20.6%)

1.36%	1.33%	1.12%	1.13%	0.93%
0.32%	0.21%	0.57%	0.27%	0.64%
10.25%	10.13%	10.16%	10.07%	10.15%
36.54%	40.96%	115.39%	52.58%	65.86%
$160,663	$155,208	$156,903	$150,057	$128,713

in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(5)	Total returns for periods less than one year are not annualized.
(6)	For the six months ended June 30, 2007 and years ended December 31, 2006, 2005 and 2004, the ratio of total expenses to average net assets excluding interest expense was 0.92% (annualized), 0.92%, 0.97% and 0.99% respectively. For all prior years presented, theinterest expense if any, was less than 0.01%.
(7)	A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the period and dividing it by the monthly average of the market value of the portfolio securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2007 were $31,534,450 and $31,760,657, respectively.

(8)	Due to the timing of the quarterly ex-distribution dates, only one quarterly distribution was recorded during the six months ended June 30, 2007. Please see Note 7 concerning details for the July 2007 distribution.

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2007 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Factors which may be considered when determining the fair value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Investment Transactions – Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the “specific identification” basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

The tax character of the distributions paid was as follows:

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2007	2006
Distributions paid from:
Ordinary income	$113,062	$960,443
Long-term capital gain	—	3,064,915
Return of capital	—	12,139,609
Undesignated	3,825,297	—
Total	$3,938,359	$16,164,967

     The tax character of the distributions paid as “undesignated” will be determined at the fiscal year ending December 31, 2007.

     As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$90,616
Accumulated net realized gain	4,334,246
Net unrealized appreciation/(depreciation)	37,542,829
Total	$41,967,691

     The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales.

Distributions to Stockholders – Distributions to stockholders are recorded on the ex-dividend date.

     The Fund currently maintains a “managed distribution policy” which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code.

     Denver Investment Advisors LLC (“DenverIA”) generally seeks to minimize realized capital gain distributions without generating capital loss carryforwards. As such, if the Fund’s total distributions required by the fixed quarterly payout policy for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted basis in his or her shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund’s “current earnings and profits.” Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the “managed distribution policy.” The Fund’s distribution policy may be changed or terminated at the discretion of the Fund’s Board of Directors. At this time, the Board of Directors has no plans to change the current policy.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of June 30, 2007:
Gross appreciation (excess of value over tax cost)	$38,492,912
Gross depreciation (excess of tax cost over value)	(950,083)
Net unrealized appreciation/(depreciation)	$37,542,829
Cost of investments for income tax purposes	$146,348,763

3. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (“DenverIA”), whereby a management fee is paid to DenverIA based on an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of DenverIA.

     ALPS Fund Services, Inc. (“ALPS”) and DenverIA serve as the Fund’s co-administrators. The Administrative Agreement includes the Fund’s administrative and fund accounting services. The administrative services fee is based on an annual rate for ALPS and DenverIA, respectively, of 0.0855% and 0.01% of the Fund’s average daily net assets up to $75,000,000, 0.04%, and 0.005% of the Fund’s average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund’s average daily net assets in excess of $125,000,000 plus certain out-of-pocket expenses. The administrative service fee is paid monthly.

     The Directors have appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of DenverIA. The Directors agreed that the Fund would reimburse DenverIA a portion of his compensation for his services as the Fund’s Chief Compliance Officer.

4. LOAN OUTSTANDING

     The Fund has a line of credit with The Bank of New York Mellon (“BONY”) in which the Fund may borrow up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The interest rate resets daily at overnight Federal Funds Rate plus 0.825%. The borrowings under the BONY loan are secured by a perfected security interest on all of the Fund’s assets.

Details of the loan outstanding are as follows:

		Average for the
		Six Months
	As of	Ended
	June 30,	June 30,
	2007	2007
Loan outstanding	$14,450,000	$11,326,630
Interest rate	6.13%*	6.10%
% of Fund’s total assets	7.85%	6.16%
Amount of debt per share outstanding	$0.51	$0.40
Number of shares outstanding (in thousands)	28,232	28,170**

*Annualized
**Weighted average

5. NEW ACCOUNTING PRONOUNCEMENTS

     Effective January 2, 2007, the Fund adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and the State of Colorado. For the years ended December 31, 2002 through December 31, 2006, the Fund’s federal and Colorado returns are still open to examination by the appropriate taxing authority. However, to our knowledge there are currently no federal or Colorado income tax returns under examination.

     In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). SFAS No. 157 defines fair value for securities in the Fund’s portfolio, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurement. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact adoption of SFAS No. 157 will have on the Fund’s financial statement disclosures.

     In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, (“SFAS No. 159”), “The Fair Value Option for Financial Assets and Financial Liabilities—including an amendment of FASB Statement No. 115.” SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. This Statement is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact adoption of SFAS No. 159 will have on the Fund’s financial statement disclosures.

6. RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of the Fund (the “Annual Meeting”) was held May 8, 2007 pursuant to notice given to all stockholders of record at the close of business on March 27, 2007. At the Annual Meeting, stockholders were asked to approve the following:

Proposal 1.

     To elect Todger Anderson, as Class I director to serve until the Annual Meeting in the year 2010. The number of shares voting for the election of Mr. Anderson was 24,911,240 and the number of shares withholding authority was 426,606.

Proposal 2.

     To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for its fiscal year ending December 31, 2007. The number of shares voting for Proposal 2 was 24,973,883, the number of shares voting against was 213,318 and the number of shares abstaining was 147,549.

7. SUBSEQUENT EVENT

     The Fund declared a distribution of $0.15 per share on July 2, 2007. The distribution is payable on July 27, 2007. Of the total distribution, approximately $0.0032 represents net investment income for the second quarter and the remaining undesignated portion is paid from capital surplus. If the Fund’s total distributions for the year exceed its net investment income and net realized capital gains for the year, all or a portion of the undesignated distributions may constitute a non-taxable return of capital. A return of capital distribution would not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” As of June 30, 2007, the undesignated portion of the distribution would include approximately 61.35% from net realized capital gains and 38.65% from paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the year and may be subject to changes based on tax regulations.

NOTES

NOTES

NOTES

NOTES

BOARD OF DIRECTORS
Kenneth V. Penland, Chairman
Todger Anderson, Director
Lee W. Mather, Jr, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

OFFICERS
Kenneth V. Penland, Chairman
Todger Anderson, President
Mark M. Adelmann, Vice President
Nancy P. O’Hara, Secretary
Jasper R. Frontz, Treasurer, Chief Compliance Officer

Investment Adviser/Co-Administrator
Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202

Stockholder Relations
Margaret R. Jurado
(800) 624-4190 (option #2)
e-mail: blu@denveria.com

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Co-Administrator
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Transfer Agent Dividend Reinvestment Plan Agent
(Questions regarding your Account)
BNY Mellon Shareowner Services
480 Washington Blvd.
Jersey City, NJ 07310
(800) 624-4190 (option #1)
www.melloninvestor.com

NYSE Symbol - BLU

www.blu.com

Item 2 - Code of Ethics

Not Applicable to Semi-Annual Report.

Item 3 - Audit Committee Financial Expert

Not Applicable to Semi-Annual Report.

Item 4 - Principal Accountant Fees and Services

Not applicable to Semi-Annual Report.

Item 5 - Audit Committee of Listed Registrants

            Not applicable to Semi-Annual Report.

Item 6 – Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

            Not applicable to Semi-Annual Report.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)    Not applicable to Semi-Annual Report.

(b)   There have been no changes in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recent annual report on Form N-CSR.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10 - Submission of Matters to Vote of Security Holders

            There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11 - Controls and Procedures

(a)        The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)        There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits

(a)(1)   Not applicable.

(a)(2)   Separate certifications for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto as Ex99.CERT.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto as Ex99.906CERT.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Value Fund, Inc.

By:       /s/ Todger Anderson

            Todger Anderson

President and Chief Executive Officer

Date:    September 6, 2007

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Todger Anderson

            Todger Anderson

President and Chief Executive Officer

Date:    September 6, 2007

By:       /s/ Jasper R. Frontz

            Jasper R. Frontz

Treasurer and Chief Financial Officer

Date:    September 6, 2007